UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 2, 2009
(Date of Earliest Event Reported)

FUND.COM INC.
 (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34027 (Commission File Number)	30-0284778 (I.R.S. EmployerIdentification No.)

14 Wall Street, Suite 20
New York, New York, 10005
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 618-1633

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

Background and Business Strategy.

In order to facilitate the implementation of its strategic business plan of being an online content provider and investment product platform for the consumer savings and retirement market, Fund.com Inc. (the “Company”) has entered into agreements to make two strategic investments.  Subject to fulfillment of certain closing conditions, the investments consist of the acquisition of 100% of the capital stock of Whyte Lyon Socratic Inc., d/b/a “The Institute of Modern Economy,” a Delaware corporation (“Whyte Lyon”) and a minority investment in the equity of Vensure Employer Services, Inc., an Arizona corporation (“Vensure”).  Both transactions were consummated on November 2, 2009, but were deemed to have been effective as of September 29, 2009.  The terms of such investments are outlined below.

Whyte Lyon is a development stage online provider of financial literacy content delivered over the Internet. Sometimes referred to as distance learning, such remote educational content is designed to assist on-line students to:

• develop the necessary skills to understand financial transactions and financial markets;
• develop money management skills to help them manage their income and wealth; and
• reach particular goals, including homeownership, debt reconciliation, or improved credit reports.

The National Council on Economic Education reported that thirty-three percent (33%) of employees increased their contributions to their retirement savings plan after having received financial education.

Vensure is a professional employer organization, or PEO, located in Mesa, Arizona. Vensure provides a broad range of services to small and medium-sized businesses, including benefits and payroll administration, health and workers’ compensation insurance programs, personnel records management, employer liability management, employee recruiting and selection, employee performance management, employee training and development services and retirement obligations, including a retirement services product line that offers a variety of options to clients like 401(k) plans, 401(k) plans with safe harbor provisions, profit sharing, and money purchase plans.

According to information furnished by Vensure, as of September 25, 2009, Vensure directly employed or acted as co-employer for approximately 4,000 employees provided to approximately 269 business clients, up from approximately 2,100 employees and 182 clients as of January 1, 2009.

In connection with its proposed investment in Vensure, the Company and Whyte Lyon have entered into a Content Agreement with Vensure pursuant to which online educational content will be supplied to Vensure employees and the Company, through its Whyte Lyon subsidiary, will be paid content licensing fees, as described below. The online content will include a range of financial education content, including content on savings and retirement planning designed to enhance the business of Fund.com.

Through its AdvisorShares subsidiary, Fund.com offers investment products through actively managed exchange traded funds (“ETFs”). AdvisorShares sponsored ETFs are designed to provide individual investors with an opportunity to participate in sophisticated trading and investment strategies managed by top registered investment advisors and money managers, that were previously only available to institutional investors.  The Company believes that these ETFs may also benefit Vensure employees for their 401(K) plans and related savings and retirement objectives.

The Transactions

Investment in Vensure

On September 24, 2009, the Company and Vensure entered into a securities purchase agreement (the “Venture Purchase Agreement”).

Under the terms of the Venture Purchase Agreement, the Company agreed to sell and assign to Vensure, the Company’s right to receive payments under a 5% certificate of deposit in original $20.0 million amount issued by Global Bank of Commerce (“GBC”) in November 2007 (the “Certificate of Deposit”) in exchange for consideration consisting of (a) 218,883.33 shares of Series A participating preferred stock of Vensure (the “Series A Preferred Stock”), and (b) a seven year content agreement among Vensure, Vensure Retirement, Inc, a whole owned subsidiary of Vensure, the Company and Whyte Lyon (the “Content Agreement”). With accrued interest, the Certificate of Deposit was $21,888,333 in principal amount as of September 30, 2009.  The Company assigned its rights to receive payments under the Certificate of Deposit to Vensure, effective as of September 29, 2009.  In October 2009, GBC advised the Company of its intention to exercise its contractual rights to exchange the Certificate of Deposit for a 10 year 6.5% annuity contract issued by a third party, and on November 2, 2009 Vensure agreed to accept such annuity contract in lieu of the Certificate of Deposit.

The Series A Preferred Stock to be issued by Vensure to the Company under the Vensure Purchase Agreement:

•	has a liquidation value of $100 per share or $21,888,333 as to all 218,883.33 shares;
•	is senior to all other capital stock of Vensure;
•	pays dividends as and when declared by the board of directors of Vensure on its common stock;
•
on a “sale of control” (as defined) of Vensure to any unaffiliated third party, in addition to receipt of the first $21,888,333 of consideration payable in respect of Vensure capital stock, participates with the holders of the common stock to the extent of 25% of all additional consideration paid or payable in excess of the maximum $21,888,333 liquidation value of the Series A Preferred; and

•
is convertible at any time after September 30, 2012 upon 61 days prior notice to Vensure into either 25% of the common stock of Vensure; provided, that the board of directors of Vensure may (subject to the Series A Preferred stockholder’s right to rescind its conversion notice) require that the shares of Series A Preferred Stock convert into a maximum of 49.5% of the capital stock of Vensure Retirement Administration, a wholly-owned subsidiary of Vensure.

Under the terms of a related stockholders agreement among the Company, Vensure and the Vensure stockholders, the Company is entitled to designate two members of the board of directors of Vensure.  The stockholders agreement also contains customary buy/sell and related provisions in the event of sales of any shares of Vensure.  The Series A Preferred Stock also contains certain protective provisions that requires the approval of the Company or its designees on the board of directors of Vensure before Vensure may implement or commit to certain actions, including:

•	the issuance of securities senior to or on a par with the Series A Preferred Stock;
•	the issuance of any additional capital stock of Vensure;
•	any change it’s the fundamental nature of its business;
•	the acquisition of the assets or securities of other parties; or
•	the sale or pledge of substantial assets; or
•	any material changes in compensation of senior executive officers.

In addition to its receipt of the Series A Preferred Stock, the Company has received the benefits of the Content Agreement.  Under the terms of the Content Agreement, the Company and Whyte Lyon will provide all existing and future employees, co-employees and other associates (collectively, the “End Users”) of Vensure, its subsidiaries and affiliates, as well as Vensure clients (collectively, the “Venture Group”) with access to on-line educational content to be streamed to such End-Users from the website(s) of the Vensure Group.  Such Content, to be designated and branded as “Vensure University,” “The Money School” or other brand name acceptable to the parties to the Content Agreement, will include up to 84 five to seven minute educational course segments on personal finance management, financial products and other related financial topics as are approved by Vensure and the Company.  Course segments may also include safety training, health care and other topics of interest to workers and the work place.

In consideration for providing the Content, the Vensure Group is required to pay the Company and its Whyte Lyon subsidiary an access fee of $19.95 per month (the “Monthly Access Fee”) for each End-User who has access to the Content from the website(s) of the Venture Group, whether or not such End-User actually clicks on such website and views the Content.  Based on the current Vensure employment complement of 4,200 employees or co-employees, this represents approximately $80,000 a month in anticipated revenues to the Company from such Monthly Access Fee as soon as the initial Content is provided.  The Company and its subsidiary have agreed to deliver approximately three course segments during each calendar quarter commencing with the quarter ending March 31, 2010 and ending December 31, 2016. Following October 2012, the $19.95 Monthly Access Fee is subject to renegotiation at the option of Vensure.

Consummation of the transactions contemplated by the Vensure Purchase Agreement occurred on November 2, 2009; provided, that for all purposes the Closing Date and delivery of all closing documents and instruments were deemed to have occurred effective at 5:00 p.m. on September 29, 2009.

Acquisition of Whyte Lyon

On October 14, 2009, the Company entered into an agreement with the stockholders of Whyte Lyon Socratic, Inc., a Delaware corporation, d/b/a “The Institute of Modern Economy” (“Whyte Lyon”) to acquire 100% of the capital stock of such corporation in exchange for 500,000 shares of the Company’s common stock, which the parties valued at $2.00 per share.  In addition, the Company will provide an additional $250,000 of working capital to Whyte Lyon.  Closing of the acquisition of the shares of Whyte Lyon occurred on November 2, 2009 following consummation of the transactions contemplated by the Vensure Purchase Agreement.  It is anticipated that, upon completion of the Company’s acquisition of Whyte Lyon Socratic, its principal stockholder, Joseph J. Bianco, will become Chairman of the Board of Directors of the Company.

Joseph J. Bianco purchased Lotus Performance Cars, Inc. in 1982, which he subsequently sold to General Motors in 1987. In 1990 Mr. Bianco founded and became Chief Executive Officer of Alliance Entertainment Corporation. In 1996, Mr. Bianco sold control of NYSE-Listed Alliance, then the leading independent distributor of CD music in the world, and resumed his private investing activities. In 1998, an investor group led by Mr. Bianco bought the first of several magazine distributors that were consolidated into the Interlink Companies, of which Mr. Bianco was Chairman. Interlink, a leading distributor of magazines to booksellers and other retailers was sold in 2001 to the Source-Interlink Companies. From 1997 to 2000 Mr. Bianco was also Chairman of Cognitive Arts, Inc., a leading creator of educational software, which was purchased from Northwestern University. Mr. Bianco also serves on the Board of several other private corporations as well as two non-profit organizations.  Mr. Bianco graduated from Yale Law School in 1975, where he was an editor of the Yale Law Journal. He became Associate Dean at Cardozo School of Law at Yeshiva University and is the author of two books and various articles. In 1982, Mr. Bianco left the academic world to acquire Lotus Performance Cars.

Item 2.04  Triggering Events That Accelerate or Increase Direct Financial Obligations or an Obligation under an Off-Balance Sheet Arrangement.

As reported in the Company’s Form 8-K dated April 8, 2009, in April 2009, Global Asset Fund Limited, a company organized under the laws of the British Virgin Island (“GAF”) made a $500,000 demand loan to the Company to provide it with funds to provide initial financing to National Holdings Corporation.  As collateral to secure the loan, the Company pledged a $500,000 limited recourse convertible note of National Holdings Corporation to GAF.  On May 15, 2009, pursuant to its terms, the National Holdings note was converted into 666,666 shares of the common stock of National Holdings which were pledged to GAF.  On November 3, 2009, GAF foreclosed on the pledged stock under the Company’s $500,000 demand note and took legal and beneficial title to the shares of National Holdings common stock.  GAF has not, to date, taken any other action in respect of the Company’s debt obligation to it.

About Vensure

Vensure’s target client market is composed of small and medium sized businesses in the U.S. geographic market. The Company believes there are approximately 9.4 million employers in the U.S. geographic market.  Of those, over 99% of employers have fewer than 100 employees, which employers are Vensure’s primary target customers. Based on publicly available industry data, Vensure estimates that all payroll processors combined serve approximately 15% of the potential businesses in the target market, with much of the unpenetrated market being composed of businesses with ten or fewer employees.

The $51 billion PEO industry is highly fragmented and is rapidly growing market. According to The Harvard Business Review, the PEO industry was the fastest growing business service in the United States during the 1990s.  The Company believes that its proposed investment in Vensure is timely, as the increasing cost burdens of federal, state and local government regulations on small and medium sized businesses is propelling and will continue to propel the growth of PEO services. In addition, there is an increasing retirement savings deficit for retirees from the U.S. workforce that require employer-sponsored pension oriented products that a PEO is in a unique position to provide.  Accordingly, management of the Company believes that these market dynamics represent a significant consolidation opportunity for Vensure.

At present, compared to many of its larger competitors, Vensure is a small regional PEO that does not possess the infrastructure and capital resources of such competitors.  Accordingly, Vensure’s ability to grow internally and achieve the consolidation of other small to mid-sized PEO’s will depend upon a number of factors, including the Company’s ability to assist Vensure in obtaining the capital required to enable Vensure to expand its business and achieve its acquisition strategy.  During past the two months, Vensure has received commitments from unrelated third parties for up to $2.45 million of debt financing, of which a total of $1.7 million has been funded to date.

About Whyte Lyon

Currently a development stage company, Whyte Lyon intends to provide on-line educational content over the Internet to designated end users.  Its content, to be designated and branded as “The Money School” or “The Institute of Modern Economy”, will consist of five to seven minute educational course segments on personal finance management, financial products and other related financial topics.  Whyte Lyon management believes that such content will fill a need for a neutral, simple understanding of the complex financial world.  Although not intended to replace the need for outside professional advisors, the course segments are intended to enable the average consumer who takes the on-line course to:

•	better understand the financial world and his or her options;
•	take the initiative for their own financial goals, and
•	make better and more efficient use of outside professionals.

Potential revenue sources are: tuition for on-line and live classroom sessions, fees for passive viewing of archive material (similar to the Learning Annex); lead generation and referral income from affiliated websites and professionals; bulk corporate or school sales through distributors; and sale of ancillary materials.

The Company believes that, faced with retraining 50 million American workers, corporate America is using distance learning, both internally and externally, for all aspects of training. The Company believes that many major corporations save millions of dollars each year using distance learning to train employees more effectively and more efficiently than with conventional methods. We believe that adult learners are seeking accessible methods to gain the necessary skills needed to understand financial transactions and financial markets; to develop money management skills to help them manage their income and wealth; to help them reach particular goals, including homeownership, debt reconciliation, or improved credit reports. The National Council on Economic Education has reported that approximately one third of employees increased their contributions to their retirement savings plan after having received financial education.

The Company believes that there is an increasing demand across every demographic and geographic location for courses in essential finance principles, such as investments, banking and money system, money and portfolio management, international finance, interest rates in various markets, venture capital and basic economics of business. The Company believes that there is a widely held belief that more educated consumers would be less likely to voluntarily enter into an improvident contract, and that financial literacy education will help alleviate the current need to develop and enforce regulations that would curtail bad market practices.

Forward-Looking Safe Harbor Statement

Statements in this Form 8-K regarding future financial and operating results, the potential advantages of the above transactions to the Company, other opportunities for the Company, and any other statements about future expectations, beliefs, goals, plans, or prospects expressed constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Any statements that are not statements of historical fact (including statements containing the words "will," "believes," "plans," "anticipates," "expects," "estimates," and similar expressions) should also be considered to be forward-looking statements.  There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements including: the Company’s limited operating history, the need for future capital by both the Company and Vensure, and economic conditions generally.  Additional information on potential factors that could affect results and other risks and uncertainties are detailed from time to time in the Company's periodic reports, including Forms 10-K, 10-Q, 8-K, and other forms filed with the Securities and Exchange Commission ("SEC").

These statements, and other forward-looking statements, are not guarantees of future performance and involve substantial risks and uncertainties.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

 (c) Shell company transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description

10.1	Securities Purchase Agreement dated September 24, 2009 by and among Fund.com Inc., Vensure Employer Services, Inc. and the stockholders of Vensure Employer Services, Inc.
10.2	Restated Articles of Incorporation of Vensure Employer Services, Inc.
10.3	Form of Stockholders Agreement among Fund.com Inc., Vensure Employer Services, Inc. and the stockholders of Vensure Employer Services, Inc.
10.4	Form of Content Agreement between Fund.com Inc., Vensure Employer Services, Inc., Whyte Lyon Socratic Inc. and Vensure Retirement Administration, Inc.
10.5	Stock Purchase Agreement among Joseph J. Bianco, Whyte Lyon Socratic Inc. and Fund.com Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUND.COM, INC.
(Registrant)

By: /s/ Gregory Webster
    Name:  Gregory Webster
    Title:    Chief Executive Officer

Date:  November 5, 2009